Exhibit 99.1

THE DRILLING COMPANY OF 1972 A/S

CONSOLIDATED INCOME STATEMENTS

		For the 9 months ended September 30,
	Notes	2022	2021

		USD million
Revenue	1.1, 1.2	816	946
Cost of sales (exclusive of depreciation and amortisation shown separately below)		(657)	(669)
Special items	1.3	(19)	(14)
Depreciation and amortisation		(142)	(167)
Impairment reversals (losses), net	1.4	(117)	11
Gain/(loss) on sale of non-current assets	1.5	—	18
Share of results in joint ventures		(1)	(1)

Profit/loss before financial items		(120)	124
Financial expenses		(52)	(55)
Financial income		8	9

Profit/loss before tax		(164)	78
Tax		(22)	(18)

Profit/loss for the period		(186)	60

Earnings in USD per share of DKK 10 for the period	1.6	(4.5)	1.5
Diluted earnings in USD per share of DKK 10 for the period	1.6	(4.5)	1.4

The accompanying notes are an integral part of these consolidated financial statements

THE DRILLING COMPANY OF 1972 A/S

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	For the 9 months ended September 30,
	2022	2021

	USD million
Profit/loss for the period	(186)	60
Cash flow hedges:
Value adjustment of hedges	1	(5)
Reclassified to income statement	16	8

Total items that have or will be reclassified to the income statement	17	3

Other comprehensive income, net of tax	17	3

Total comprehensive income for the period	(169)	63

The accompanying notes are an integral part of these consolidated financial statements

THE DRILLING COMPANY OF 1972 A/S

CONSOLIDATED CASH FLOW STATEMENTS

	For the 9 months ended September 30,
	2022	2021

	USD million
Profit/loss before financial items	(120)	124
Depreciation, amortisation and impairment reversals (losses), net	259	156
Gain/loss on sale of non-current assets	—	(18)
Change in working capital	(56)	(43)
Change in provisions	(1)	(11)
Other non-cash items	4	4
Taxes paid	(35)	(23)

Cash flow from operating activities	51	189

Purchase of intangible assets and property, plant and equipment	(105)	(61)
Sale of property, plant and equipment	42	32
Other financial investments	—	(1)

Cash flow used for investing activities	(63)	(30)

Interest received	1	—
Interest paid	(30)	(41)
Repayment of borrowings	(329)	(115)

Cash flow used for financing activities	(358)	(156)

Net cash flow for the period	(370)	3

Cash and bank balances 1 January	557	226
Currency translation effect on cash and bank balances	(6)	(2)

Cash and bank balances, end of period	181	227

Cash and bank balances at September 30, 2022 include USD 20 million (September 30, 2021: USD 23 million) that relates to cash and bank balances in countries with exchange control or other restrictions. These funds are not readily available for general use by Maersk Drilling.

The accompanying notes are an integral part of these consolidated financial statements

THE DRILLING COMPANY OF 1972 A/S

CONSOLIDATED BALANCE SHEETS

		September 30,
	Note	2022	2021

		USD million
Assets
Intangible assets		19	12
Property, plant and equipment		2,615	2,812
Right-of-use assets		19	25
Financial non-current assets		13	5
Deferred tax		18	18

Total non-current assets		2,684	2,872

Trade receivables		232	260
Tax receivables		4	21
Other receivables		60	58
Prepayments		54	59

Receivables, etc.		350	398

Cash and bank balances		181	227
Assets held for sale	1.5	—	139

Total current assets		531	764

Total assets		3,215	3,636

Equity and liabilities
Share capital		63	63
Reserves and retained earnings		2,092	2,020

Total equity		2,155	2,083

Borrowings, non-current[1]		600	1,039
Provisions		9	5
Deferred tax		29	15
Derivatives		—	22

Other non-current liabilities		38	42

Total non-current liabilities		638	1,081

Borrowings, current		135	136
Provisions		2	4
Trade payables		134	172
Tax payables		63	68
Other payables		61	54
Deferred income		27	38

Other current liabilities		287	336

Total current liabilities		422	472

Total liabilities		1,060	1,553

Total equity and liabilities		3,215	3,636

1	Maersk Drilling made a voluntary loan repayment of USD 226 million in March 2022.

The accompanying notes are an integral part of these consolidated financial statements

THE DRILLING COMPANY OF 1972 A/S

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Share Capital	Hedge Reserve	Retained Earnings	Total Equity

	USD million
Equity January 1, 2022	63	(22)	2,279	2,320
Other comprehensive income, net of tax	—	17	—	17
Loss for the period	—	—	(186)	(186)

Total comprehensive income for the period	—	17	(186)	(169)

Value of share-based payments	—	—	4	4

Total transactions with shareholders	—	—	4	4

Equity September 30, 2022	63	(5)	2,097	2,155

Equity January 1, 2021	63	(30)	1,984	2,017
Other comprehensive income, net of tax	—	3	—	3
Profit for the period	—	—	60	60

Total comprehensive income for the period	—	3	60	63

Value of share-based payments	—	—	3	3

Total transactions with shareholders	—	—	3	3

Equity September 30, 2021	63	(27)	2,047	2,083

The accompanying notes are an integral part of these consolidated financial statements

1.1 Segment Information

	For the 9 months ended September 30,
	2022				2021
	North Sea	International	Unallocated Activities	Total	North Sea	International	Unallocated Activities	Total

	USD million
Revenue	338	451	27	816	496	429	21	946
EBITDA before special items	84	66	—	—	200	68	—	—
Depreciation and amortisation	(67)	(62)	(13)	(142)	(96)	(63)	(8)	(167)
Impairment reversals (losses), net	—	(99)	(18)	(117)	11	—	—	11
Investments in non-current assets	37	53	12	102	22	28	10	60
Non-current assets(1)	1,578	1,030	26	2,634	1,615	1,126	83	2,824

(1)	Comprises intangible assets and property, plant and equipment.

The allocation of business activities into segments is in line with the internal management reporting provided to the chief operating decision maker which is Executive Management. Management has organised its business around the North Sea segment which utilises Jack-up rigs and an International segment which utilises semi-submersible rigs and drillships. The organisation is based on differences in the requirements of the drilling equipment due to geographical conditions and regulatory considerations. In general, rigs will be deployed in the operating areas for which they are designed, we therefore typically refer to them as “two different operating segments”. Jack-up rigs and floaters typically form separate segments as they are used for drilling programmes at different water depths. No operating segments have been aggregated.

EBITDA before special items reconciles to the consolidated income statements as follows:

	For the 9 months ended September 30,
	2022	2021

	USD million
Profit/Loss for the period	(186)	60
Adjustments:
Tax expenses	22	18
Financial expenses	52	55
Financial income	(8)	(9)
Share of results in joint ventures	1	1
Gain (loss) on sale of non-current assets	—	(18)
Impairment reversals (losses), net	117	(11)
Depreciation and amortisation	142	167
Special items	19	14
EBITDA from unallocated activities	(9)	(9)

EBITDA before special items and unallocated activities	150	268

1.2 Revenue

Revenue from drilling activities typically comprise fixed amounts for each day the rig is under contract differentiated by the activities undertaken (“day rate revenue”) and other revenue components such as lump sum payments for rig mobilisation and demobilisation and payments for investments in equipment or rig upgrades required to meet the operational needs of the drilling campaign, both of which are amortised over the contract period; bonuses linked to performance in terms of time, efficiency or drilling outcome measures such as reservoir targeting; or payments for third-party services to be delivered by Maersk Drilling.

For revenue, geographical information is based on geographical location where earned. The geographical split and types of revenue are as follows:

	For the 9 months ended September 30, 2022
	North Sea	International	Other	Total

	USD million
Geographical split
Denmark	26	—	2	28
Norway	228	—	1	229
The Netherlands	33	—	—	33
United Kingdom	51	—	—	51
Angola	—	1	—	—
Australia	—	93	—	93
Brazil	—	41	—	41
Ghana	—	76	—	76
Guyana	—	12	—	12
Malaysia	—	55	—	55
Namibia	—	13	—	13
Sao Tome	—	34	—	34
Suriname	—	82	—	82
Trinidad	—	41	—	41
Brunei	—	—	24	24
Other	—	3	—	3

Total	338	451	27	816

Composition of revenue

Day rate revenue	279	362	20	661
Other revenue	59	89	7	155

Total	338	451	27	816

Type of revenue

Services component	211	338	19	568
Lease component	127	113	8	248

Total	338	451	27	816

	For the 9 months ended September 30, 2021
	North Sea	International	Other	Total

	USD million
Geographical split
Denmark	7	—	2	9
Norway	372	—	—	372
The Netherlands	20	—	—	20
United Kingdom	97	—	—	97
Angola	—	67	—	67
Australia	—	75	—	75
Azerbaijan	—	37	—	37
Brazil	—	—	—	—
Ghana	—	44	—	44
Guyana	—	16	—	16
Suriname	—	97	—	97
Trinidad	—	49	—	49
Brunei	—	19	19	38
Other	—	25	—	25

Total	496	429	21	946

Composition of revenue
Day rate revenue	399	339	19	757
Other revenue	97	90	2	189

Total	496	429	21	946

Type of revenue
Services component	260	296	15	571
Lease component	236	133	6	375

Total	496	429	21	946

At September 30, 2022, the revenue backlog of contracted future service and lease revenue amounted to USD 2.2 billion (December 31, 2021: USD 1.9 billion).

1.3 Special items

	For the 9 months ended September 30,
	2022	2021

	USD million
Merger related costs	16	—
Transformation and restructuring costs	—	1
COVID-19 costs not recharged to customers	3	13

Special items, costs	19	14

Special items comprise income and expenses that are not considered to be part of Maersk Drilling’s ordinary operations such as merger related costs, major restructuring projects and COVID-19 related costs. COVID-19 related costs are defined as additional costs triggered by the COVID-19 pandemic in the form of costs incurred to comply with local travel and quarantine rules and customer requirements, additional costs incurred with procuring testing kits for crews operating rigs, additional crew change costs for quarantine hotels, charter flights, per diems as well as additional costs to reimburse subcontractors in instances where they need to comply with quarantine regulations.

Special items incurred in the first nine months of 2022 comprised USD 16 million merger related costs and USD 3 million of COVID-19 related costs not recharged to customers. Special items incurred in the first nine months of 2021 comprised redundancy costs from the establishment of virtual rig teams and a new technical hub in Gdansk of USD 1 million and net COVID-19 related costs of USD 13 million.

1.4 Impairment test

2022

Maersk Explorer was cold stacked in May 2022 due to lack of commercial outlook and therefore it was impaired to estimated scrapping value. This resulted in an impairment loss of USD 99 million.

Apart from the USD 99 million impairment loss on Maersk Explorer and the USD 18 million impairment loss in connection with the sale of Maersk Convincer, no impairment triggers have been identified that would lead to an impairment test. Therefore, no further impairments were recognised in the first nine months ended September 30, 2022.

2021

In connection with the sale of Mærsk Gallant in May 2021, an impairment loss of USD 11 million has been reversed.

In connection with the valuation of the Company in a contemplated business combination, Maersk Drilling’s net assets were assessed by the accounting acquirer as part of this transaction at values below their carrying amounts as at September 30, 2021 and Management concluded that an impairment test needed to be performed.

An impairment test based on a value in use calculation was therefore performed, and the conclusion was that the impairment test did not lead to impairment or reversal of previously recognised impairments.

1.5 Sale of non-current assets

	For the 9 months ended September 30,
	2022	2021

	USD million
Gains	—	17

Gains/losses on sale of non-current assets, net	—	17

Carrying amount of non-current assets	42	15
Gain/loss on sale of non-current asset	—	17
Cash advance from sale of non-current assets	—	—
Change in payables from the sale	—	1

Cash flow from sale of non-current assets	42	33

Carrying amount of assets held for sale	—	139

In April 2022, Maersk Drilling announced that it entered into an agreement to sell the jack-up rig Maersk Convincer to ADES Saudi Limited Company. The sales price was USD 42.5 million in an all cash transaction. Closing date was September 2022 after the completion of its current drilling programme with Brunei Shell Petroleum Company Sdn. Bhd. An impairment loss of USD 18 million was recognised after the sales agreement was announced and the rig was subsequently classified as asset held for sale.

During the second quarter of 2021, Maersk Drilling completed the divestment of the jack-up rigs Maersk Guardian (now named Guardian) and Mærsk Gallant (now named Gallant) to New Fortress Energy. The total sales price for the two rigs was USD 31 million in all-cash transactions. Additionally, USD 2 million were collected from the sale of spare parts owned by Mærsk Gallant.

In May 2021, Maersk Drilling further announced that it entered into an agreement to divest the combined drilling and production unit Mærsk Inspirer to Havila Sirius for a price of USD 373 million in an all-cash transaction. In connection with the sale announcement, Mærsk Inspirer was classified as held for sale and depreciation of the asset was ceased. The sale was completed in 2021.

1.6 Share capital and earnings per share

The share capital comprises 41,532,112 shares of DKK 10 each. At September 30, 2022, the Company holds 140,451 treasury shares (September 30, 2021: 241,397) and the average number of shares in circulation during the first half of 2022 was 41,341,188 (September 30, 2021: 41,289,832).

Earnings per share amounted to USD -4.5 (USD 1.5) and diluted earnings per share USD -4.5 (USD 1.4).

Earnings per share is equal to profit/loss for the period divided by the average number of shares in circulation or the average diluted number of shares in circulation.

At September 30, 2022 a potential dilution effect from 296,080 shares (September 30, 2021: 293,027 shares) outstanding under the long-term incentive programme are excluded in the calculation of diluted earnings per share as the inclusion would have resulted in a reduction in the loss per share, while in 2021 it was included.

1.7 Capital commitments

At September 30, 2022, capital commitments relating to rig upgrades and special periodic surveys amounted to USD 38 million (December 31, 2021: USD 38 million). Maersk Drilling does not have capital commitments related to new buildings.

1.8 Subsequent events

Noble and Maersk Drilling entered into a business combination agreement (the “Business Combination Agreement), which was announced on November 10, 2021, on August 8, 2022 and Noble published an offer document setting out the full terms and conditions to the voluntary public share exchange offer to be made to the shareholders of Maersk Drilling. The offer period commenced on August 10, 2022 and expired on September 8, 2022.

On October 3, 2022 (the “Closing Date”), pursuant to the Business Combination Agreement, Noble completed a voluntary tender exchange offer to Maersk Drilling’s shareholders and because Noble acquired more than 90% of the issued and outstanding shares of Maersk Drilling Noble redeemed all remaining Maersk Drilling shares not exchanged in the offer for, at the election of the holder, either ordinary shares of Noble or cash (or, for those holders that did not make an election, only cash), under Danish law by way of a compulsory purchase (the “Compulsory Purchase”), which was completed in early November 2022. Upon completion of the Compulsory Purchase, Maersk Drilling became a wholly owned subsidiary of Noble and Noble delisted Maersk Drilling from Nasdaq Copenhagen.

No other events have occurred after the balance sheet date which are expected to have a material impact on the consolidated financial statements.

1.9 Basis of preparation

These interim consolidated financial statements reflect the consolidated figures for The Drilling Company of 1972 A/S (the “Company”) and its subsidiaries (the “Group” or “Maersk Drilling”). All amounts in these interim consolidated financial statements are stated in United States Dollars (USD) and rounded to the nearest million.

Accounting policies

The accounting policies, areas of judgement and areas of significant estimates are consistent with those set out in the notes to Maersk Drilling’s consolidated financial statements for 2021.

New reporting requirements

New standards and amendments effective for the financial years 2022 and 2021 have not had any material impact on the accounting policies applied.

New standards, amendments and interpretations adopted in 2022 include:

•

IAS 16, Property, Plant and Equipment—Proceeds before intended use. The amendment prohibits deducting from the cost of an item of property, plant and equipment any proceeds from selling items produced while bringing that asset to the location and condition necessary for it to be capable of operating in the manner intended by management.

•	IAS 37, Onerous Contracts: The amendment clarifies which costs to include when determining whether a contract in onerous

•	IFRS 3, Business Combinations: The amendment includes updates to references to follow the new Conceptual Framework.

•	Annual Improvements to IFRS Standards 2018–2020: These improvements relate to clarifications and reliefs within IFRS 1, IFRS 9, IFRS 16 and IAS 41.

New standards, amendments and interpretations adopted in 2021 include:

•

IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16: IBOR reform, phase 2. A number of amendments which provide relief from modification accounting arising from changes in contractual cash flows on debt instruments and lease contracts and redesignation of designated hedge relationships as a consequence of the IBOR reform.